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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): October 1, 2001

                       Lehman ABS Corporation on behalf of
            CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-10 TRUST

           -----------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

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
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated February 1, 2001        Series 2001-1 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated January 22, 2001        Series 2001-2 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated January 25, 2001        Series 2001-3 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2001        Series 2001-4 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated February 2, 2001        Series 2001-5 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated March 1, 2001           Series 2001-6 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated March 2, 2001           Series 2001-7 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated March 8, 2001           Series 2001-8 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated March 14, 2001          Series 2001-9 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated March 22, 2001          Series 2001-10 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated March 28, 2001          Series 2001-11 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated April 3, 2001           Series 2001-12 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated April 10, 2001          Series 2001-14 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated April 30, 2001          Series 2001-15 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2001             Series 2001-16 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated May 2, 2001             Series 2001-17 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated May 8, 2001             Series 2001-18 Trust
---------------------------------------------   ----------------------------------------

Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated May 11, 2001            Series 2001-19 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated May 22, 2001            Series 2001-20 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001            Series 2001-21 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001            Series 2001-22 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated June 1, 2001            Series 2001-23 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated June 8, 2001            Series 2001-24 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated June 14, 2001           Series 2001-25 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated June 21, 2001           Series 2001-26 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated June 28, 2001           Series 2001-27 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2001           Series 2001-28 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated July 26, 2001           Series 2001-29 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated July 27, 2001           Series 2001-30 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated July 31, 2001           Series 2001-31 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated August 29, 2001         Series 2001-32 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated September 5, 2001       Series 2001-33 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated September 6, 2001       Series 2001-34 Trust
---------------------------------------------   ----------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated September 21,2001       Series 2001-35 Trust
---------------------------------------------   ----------------------------------------

          Delaware                       333-32105-03            13-3447441
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)


U.S. Bank Trust National Association, as Trustee
100 Wall Street, Suite 1600
New York, New York                                                 10005
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 361-2215
                                                   ----------------

                                 Not Applicable
                                 --------------
            (Former Name or Former Address, if Changed Since Last Report)


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



Item 5. OTHER EVENTS

On October 1, 2001, a distribution was made to the Holders of the Corporate-Backed Trust Certificates, Series 2001-10 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibits were filed as part of this report:

     1 Trustee's Distribution Statement to the Series 2001-10 Certificate Holders for the period ending October 1, 2001.

                                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 15, 2001

                                         Lehman ABS Corporation


                                         By: /s/  Rene Canezin
                                                  ----------------
                                         Name:    Rene Canezin
                                         Title:   Senior Vice President

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




                                            EXHIBIT INDEX


Exhibit Number               Description
--------------               -----------

      1 Trustee's Distribution Statement to the Series 2001-10 Certificate Holders for the period ending October 1, 2001.

                                                                       Exhibit 1


                        TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Corporate-Backed Trust Certificates, Series 2001-10 21988G 833

In accordance with the Standard Terms and Conditions of Trust, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending October 1, 2001.

INTEREST ACCOUNT
----------------
Balance as of April 1, 2001 ...............................             $0.00
         Scheduled Income received on securities ..........      $986,580.00
         Unscheduled Income received on securities ........            $0.00

                                                                 $986,580.00

LESS:
         Distribution to Series 2001-10
         Certificate Holders ..............................     -$986,580.00
         Distribution to Depositor ........................           -$0.00
         Balance as of October 1, 2001 ....................            $0.00

PRINCIPAL ACCOUNT
-----------------
Balance as of April 1, 2001 ...............................            $0.00
         Scheduled Principal payment received on securities            $0.00
LESS:
         Distribution to Holders ..........................            $0.00
Balance as of October 1, 2001 .............................            $0.00



                UNDERLYING SECURITIES HELD AS OF October 1, 2001


         Principal
         Amount                    Title of Security
         ------                    -----------------
         $37,800,000                Motorola, Inc. 5.22% Debentures
                                    Due October 1, 2097 CUSIP: 620076AM1

                 U.S Bank Trust National Association, as Trustee


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